                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            CT COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                  CT COMMUNICATIONS, INC.
                  68 Cabarrus Avenue East
                  Post Office Box 227
                  Concord, NC 28026-0227

                  704-722-2500

                  March 27, 2000

CT Communications, Inc. Logo

                  Dear Shareholder:

                        You are cordially invited to attend the Annual Meeting
                  of Shareholders of CT Communications, Inc. to be held at 9:00 a.m., on Thursday, April 20, 2000, at our Customer Care Center located at 2000 Progress Place, Northeast, Concord, North Carolina. In addition to the matters to be voted on, I will be pleased to report on the affairs of the Company.

                        We look forward to greeting personally those
                  shareholders who are able to be present at the meeting. However, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy card and mail it in the envelope provided at your earliest convenience.

                  Very truly yours,

                  /s/ Michael R. Coltrane

                  Michael R. Coltrane
                  President and Chief Executive Officer

                            CT COMMUNICATIONS, INC.
                            68 CABARRUS AVENUE, EAST
                         CONCORD, NORTH CAROLINA 28025

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 20, 2000

TO THE SHAREHOLDERS:

     The Annual Meeting of Shareholders of CT Communications, Inc. will be held at our Customer Care Center, located at 2000 Progress Place, Northeast, Concord, North Carolina on Thursday, April 20, 2000, at 9:00 a.m., for the following purposes:

         1. To elect three Directors to the Board of Directors for a three-year term expiring in 2003,

         2. To ratify the action of the Board of Directors in the selection of KPMG LLP as independent public accountants to audit the books of the Company for the current year; and

         3. To transact any other business properly brought before the meeting or any adjournment or postponement thereof.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE TWO PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

     March 1, 2000 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, please sign, date and return the accompanying proxy promptly, so that your shares may be represented and voted at the Annual Meeting. A return envelope is enclosed for your convenience.

                                          By Order of the Board of Directors,

                                          /s/ Barry R. Rubens

                                          Barry R. Rubens
                                          Secretary

March 27, 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
  Background Information....................................    1
  Purpose of Proxy Statement................................    1
  Business to be Transacted.................................    1
  Board of Directors Recommendation for Voting on the
     Proposals..............................................    1
  Who May Vote..............................................    1
  How to Vote...............................................    2
  Quorum to Transact Business...............................    2
  Voting of Shares via Proxy................................    2
  Revocation of Proxy.......................................    2
  Vote Necessary for Action.................................    2
  Duplicate Proxy Statements and Cards......................    2
  Other Business............................................    2
  Expenses of Solicitation..................................    3
PRINCIPAL SHAREHOLDERS......................................    3
ITEM 1:  ELECTION OF DIRECTORS..............................    4
  Staggered Board of Directors..............................    4
  Compensation of Directors.................................    5
  Attendance of Directors...................................    5
  Committees of the Board of Directors......................    6
MANAGEMENT OWNERSHIP OF COMMON STOCK........................    7
EXECUTIVE COMPENSATION......................................    8
  Summary Compensation Table................................    8
  Stock Benefit Plans.......................................    8
  Management Agreements.....................................   10
  SERP......................................................   10
  Pension Plan..............................................   10
REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE
  COMPENSATION..............................................   11
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
  PARTICIPATION.............................................   13
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............   13
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....   13
PERFORMANCE GRAPH...........................................   13
ITEM 2:  RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS.....   14
SHAREHOLDER PROPOSALS.......................................   15
ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K.................   15
OTHER BUSINESS..............................................   15

                            CT COMMUNICATIONS, INC.
                            68 CABARRUS AVENUE, EAST
                         CONCORD, NORTH CAROLINA 28025
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                      2000 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 20, 2000

BACKGROUND INFORMATION

     The principal executive offices of CT Communications, Inc., a North Carolina corporation, are located at 68 Cabarrus Avenue, East, Concord, North Carolina 28025, and our telephone number is (704) 722-2500.

     Effective January 28, 1999, each outstanding share of our Voting Common Stock was converted into 4.4 shares of a newly created class of Common Stock and each outstanding share of Class B Nonvoting Common Stock was converted into 4.0 shares of Common Stock. On July 24, 1997, our Board of Directors declared a three-for-two stock dividend payable August 29, 1997 to holders of record on August 1, 1997. All stock ownership and per share information in this Proxy Statement has been restated to give retroactive effect to these events.

     On February 24, 2000, our Board of Directors declared a two-for-one stock dividend payable on April 5, 2000 to holders of record on March 15, 2000. Stock ownership and per share information have not been adjusted to reflect this dividend.

     The term "Company" (as well as the words "we," "us" and "our") refers to CT Communications, Inc. and its subsidiaries. References to "you" or "your" refer to our shareholders. The term "Common Stock" means our outstanding common stock.

PURPOSE OF PROXY STATEMENT

     This proxy statement contains information related to our Annual Meeting of Shareholders to be held on April 20, 2000 at 9:00 a.m., at our Customer Care Center, located at 2000 Progress Place, Northeast, Concord, North Carolina 28025, and any postponements or adjournments thereof. This proxy statement was prepared under the direction of our Board of Directors to solicit your proxy for voting at our Annual Meeting. This proxy statement and related form of proxy have been mailed to shareholders on or about March 27, 2000.

BUSINESS TO BE TRANSACTED

     At the Annual Meeting, shareholders will vote on two items:

        (1) the election of Directors, and

        (2) the ratification of the action of the Board of Directors in selecting KPMG LLP as independent public accountants for 2000.

No other items are scheduled to be voted upon.

BOARD OF DIRECTORS RECOMMENDATION FOR VOTING ON THE PROPOSALS

     The Board of Directors recommends a vote FOR each of the nominees for Director and FOR the appointment of KPMG LLP as our independent certified public accountants for 2000.

WHO MAY VOTE

     Shareholders owning Common Stock as of the close of business on March 1, 2000 (the "Record Date") are entitled to vote at the Annual Meeting or any postponement or adjournment of the meeting. Each shareholder has one vote per share on all matters to be voted upon at the meeting.

HOW TO VOTE

     Shareholders may vote

     - In person, or

     - By signing and dating the proxy card and returning it in the prepaid envelope.

QUORUM TO TRANSACT BUSINESS

     A "quorum" (to transact business) is the presence at the Annual Meeting, in person or by proxy, of the holders of the majority of the issued and outstanding shares of the Common Stock. As of the Record Date, 9,397,636 shares of Common Stock were issued and outstanding, which is the only class of securities entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. If you attend in person and indicate your presence, or mail in a properly dated proxy card, your shares will be counted toward a quorum.

VOTING OF SHARES VIA PROXY

     If you have submitted a properly executed proxy via the mail and a quorum is established, your shares will be voted as you indicate. However, if you mail in your proxy card and sign and date your card, but do not mark it, your shares will be voted in favor of the election of nominated persons for Directors and in favor of ratifying KPMG LLP as our independent public accountants for 2000. If you sign and date your proxy card and withhold voting for any or all of the nominated Directors (as explained on the proxy card) or abstain regarding the ratification of KPMG LLP, your vote will be recorded as being withheld or as an abstention, but it will have no effect on the outcome of the vote. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so-called "broker non-votes") will be counted for purposes of determining a quorum, but will not affect the outcome of the vote.

REVOCATION OF PROXY

     If you later decide to revoke or change your proxy, you may do so by

     - sending a written statement to that effect to the Secretary of the Company, or

     - submitting a properly signed proxy card with a later date, or

     - voting in person at the Annual Meeting.

VOTE NECESSARY FOR ACTION

     Directors are elected by a plurality of the votes cast by the shares entitled to vote at the Annual Meeting. This means that the Director nominee with the most affirmative votes for a particular slot is elected for that slot. The ratification of the appointment of KPMG LLP as our independent public accountants for 2000 requires an affirmative vote of the majority of the shares present and voting at the meeting.

DUPLICATE PROXY STATEMENTS AND CARDS

     You may receive more than one proxy statement, proxy card or Annual Report. This duplication will occur if you have shares registered in different names or your shares are in more than one type of account maintained by First Union National Bank, our transfer agent. To have all your shares voted, please sign and return all proxy cards.

OTHER BUSINESS

     We know of no other matters to be presented for shareholder action at the Annual Meeting. If other matters are properly presented at the meeting, your signed and dated proxy card gives authority to L.D.

Coltrane, III, Michael R. Coltrane and Barry R. Rubens to vote your shares in accordance with the recommendations of the Board of Directors, unless you appoint a substitute to vote your shares.

EXPENSES OF SOLICITATION

     We pay the cost of preparing, assembling and mailing this proxy-soliciting material. In addition to the use of the mail, proxies may be solicited personally, or by telephone or telegraph, by our officers and employees without additional compensation. We pay all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

                             PRINCIPAL SHAREHOLDERS

     The following table lists all shareholders known to us to beneficially own more than 5% of the outstanding shares of the Common Stock on January 15, 2000.

                                                                         SHARES
                                                                 BENEFICIALLY OWNED(1)
                                                              ----------------------------
NAME AND ADDRESS                                               NUMBER     PERCENT OF CLASS
----------------                                              ---------   ----------------
First Charter National Bank.................................  1,080,728(2)      11.52%
  Trust Department
  P. O. Box 228
  Concord, North Carolina 28026-0228
L.D. Coltrane, III..........................................    715,531(3)       7.63%
  68 Cabarrus Avenue, East
  Concord, North Carolina 28025
World Division of the General...............................    505,844         5.39%
  Board of Global Ministries
  of the United Methodist Church
  475 Riverside Drive
  15th Floor
  New York, New York 10027
Estate of Mariam C. Schramm.................................    484,931         5.17%
  First Charter National Bank
  Trust Department
  P.O. Box 228
  Concord, North Carolina 28026-0228

---------------

(1) All shares of Common Stock listed in the table (unless otherwise noted) are directly owned, with sole voting and investment power, by the shareholder. We have obtained certain information included in this table from schedules filed with the Securities and Exchange Commission pursuant to Section 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").
(2) First Charter National Bank holds these shares in various fiduciary capacities. First Charter National Bank has sole voting and investment power over 583,807 shares. First Charter National Bank has shared voting and investment power over 496,921 shares, including the 484,931 shares shown in the table as held by the Estate of Mariam C. Schramm, as to which First Charter National Bank acts as co-executor.
(3) The amount shown includes 22,725 shares owned by spouse and 179,498 shares owned by LDC Associates, L.P., as to which Mr. Coltrane shares voting and investment power. LDC Associates, L.P. is 99% owned by a grantor trust established by Mr. Coltrane and his wife and is 1% owned by the general partner of LDC Associates, L.P. Mr. Coltrane and his wife together own all of the stock of the General Partner and, therefore, share voting and investment power over the Common Stock held by LDC Associates, L.P. Michael
    R. Coltrane is the trustee and a beneficiary of the grantor trust. The amount shown also includes the 484,931 shares of Common Stock shown in the table as held by the Estate of Mariam C. Schramm, as to which L.D. Coltrane, III was a co-executor with First Charter National Bank on January 15, 2000. Effective March 3, 2000, L.D. Coltrane, III resigned as co-executor and was replaced by Michael R. Coltrane.

                            ------------------------

                                     ITEM 1
                             ELECTION OF DIRECTORS

                            ------------------------

STAGGERED BOARD OF DIRECTORS

     Our Articles of Incorporation and Bylaws provide that the Board of Directors will consist of at least six but not more than nine members. The exact number of Directors is determined by the affirmative vote of at least 50% of the members of the Board of Directors. The number of Directors is currently fixed at nine. The directors are divided into three classes having staggered three-year terms.

     The Board has nominated for re-election the current members of the Board of Directors whose terms expire at the Annual Meeting. It is intended that the persons named in the accompanying form of proxy will vote to elect the three nominees listed below unless authority to vote is withheld. The nominees will serve until the 2003 Annual Meeting of Shareholders or until an earlier resignation or retirement or until a successor is elected and qualifies to serve. Our Bylaws require any Director to own directly at least five shares of the Common Stock, and all nominees qualify under our Bylaws.

     We expect that each of the nominees will be available for election. However, if a vacancy in the slate of nominees is caused by death or other unexpected occurrence, it is intended that shares represented by the accompanying proxy will be voted for the election of a substitute nominee selected by the persons named in the proxy.

     Directors will be elected by a plurality of the votes cast so long as a quorum is present at the Annual Meeting. Accordingly, votes withheld from Director nominees and broker non-votes, if any, will not have the effect of a "negative" vote for the election of Directors. WE RECOMMEND A VOTE FOR ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

  Nominees for Terms Expiring in 2003

     Michael R. Coltrane -- Age 53. President, Chief Executive Officer, Director. Mr. Coltrane became a Director in 1988. Prior to joining us in 1988, Mr. Coltrane served as Executive Vice President of First Charter National Bank for more than six years and as Vice President of a large regional bank for more than ten years. Mr. Coltrane is Vice Chairman of Maxcom Telecommunicaciones, S.A. de C.V., a director of the general partner of Palmetto MobileNet, L.P., a director of Northeast Medical Center, Vice Chairman of First Charter Corporation, the parent company of First Charter National Bank, and Vice Chairman of the United States Telephone Association. Mr. Coltrane is the son of L.D. Coltrane, III.

     Samuel E. Leftwich -- Age 69. Director. Mr. Leftwich became a Director in 1996. He was the Chairman of Centel Telephone Company, a subsidiary of Centel Corporation from 1990 until 1993. He is a member of the Corporate Governance Committee and the Compensation Committee.

     Jerry H. McClellan -- Age 69. Director. Mr. McClellan became a Director in 1984. Mr. McClellan retired as Executive Vice President and General Plant Manager in 1996. He has been with the Company since 1949. He became Executive Vice President in 1992. He is a member of the Corporate Governance Committee.

  Continuing Directors with Terms Expiring in 2002

     O. Charlie Chewning, Jr. -- Age 64. Director. Mr. Chewning became a Director in 1996. Mr. Chewning was the Senior Partner of the Carolinas Offices of the accounting firm of Deloitte & Touche LLP, Charlotte, North Carolina from 1993 to 1994. Prior to that, he was the Office Managing Partner for the Charlotte office of Deloitte & Touche LLP. He is a member of the Audit Committee and the Chairman of the Corporate Governance Committee.

     L.D. Coltrane, III -- Age 81. Chairman of the Board. Mr. Coltrane became a Director in 1965. Mr. Coltrane became President and Chairman of the Board in 1986. He is the father of Michael R. Coltrane.

     Phil W. Widenhouse -- Age 74. Director. Mr. Widenhouse became a Director in 1952. Mr. Widenhouse retired as Executive Vice President in 1992. He has been with the Company since 1949. Mr. Widenhouse became Executive Vice President in 1971 and was Treasurer from 1973 to 1990. He is Chairman of the Audit Committee and a member of the Compensation Committee.

  Continuing Directors with Terms Expiring in 2001

     John R. Boger, Jr. -- Age 70. Director. Mr. Boger became a Director in 1978. Mr. Boger is an attorney with the firm of Williams, Boger, Grady, Davis and Tuttle. He is Chairman of the Compensation Committee and a member of the Audit Committee.

     William A. Coley -- Age 56. Mr. Coley became a Director on January 28, 1999. He has been President of Duke Power, a division of Duke Energy Corporation, an electric and natural gas utility headquartered in Charlotte, North Carolina, since 1997. Mr. Coley was the President -- Associated Enterprises Group of Duke Power from 1994 to 1997 and prior to that he was the Executive Vice President -- Customer Group of Duke Power. Mr. Coley is a director of Duke Energy Corporation and of SouthTrust Corporation. He is a member of the Corporate Governance Committee.

     Ben F. Mynatt -- Age 68. Director. Mr. Mynatt became a Director in 1994. He is the owner of Ben Mynatt Chevrolet Inc., in Concord, North Carolina. Mr. Mynatt serves as a trustee of Rowan-Cabarrus Community College and Wingate University. Mr. Mynatt is a member of the Compensation Committee and of the Corporate Governance Committee.

COMPENSATION OF DIRECTORS

     During 1999, each Director who is not employed by the Company or its subsidiaries (an "outside Director") was paid an annual retainer of $12,000. The annual retainer was paid in the form of Common Stock.

     Each director also received $750 for each meeting of the Board of Directors attended. Committee chairmen were paid $600 per Committee meeting attended and Committee members were paid $500 per Committee meeting attended. For meetings by telephone conference call, Board members were paid $100 per call. Meeting attendance fees were paid in cash, unless otherwise elected by the Director, as described below.

     Our 1996 Director Compensation Plan (the "Director Plan") reserves 45,000 shares of Common Stock for issuance to non-employee Directors who elect to receive part or all of their compensation in Common Stock instead of cash. Under the Director Plan, dollar values for the retainer and any accumulated meeting fees are added together, and this amount is converted to a number of shares based on the fair market value at the time of the meetings. Payments in Common Stock are made annually following the election of Directors. Any fractional shares are rounded up to the next whole share when issued.

     Directors also receive an annual grant of shares of Common Stock having a fair market value of $5,000, which is fully vested on the date of grant.

ATTENDANCE OF DIRECTORS

     During 1999, the Board of Directors held 11 meetings. Each Director attended at least 75% of the meetings of the Board of Directors and meetings of any committees of the Board of Directors on which he served, which were held when he was a Director.

COMMITTEES OF THE BOARD OF DIRECTORS

     The full Board of Directors considers all of our major decisions. However, the Board of Directors has established Corporate Governance, Audit and Compensation Committees, each with specific duties. The following table lists the various members of each Committee. A description of the duties of each Committees follows the table.

                                            CORPORATE           AUDIT     COMPENSATION
NAME                                   GOVERNANCE COMMITTEE   COMMITTEE    COMMITTEE
----                                   --------------------   ---------   ------------
John R. Boger, Jr....................                             X            CH
O.C. Chewning, Jr....................           CH                X
William A. Coley.....................            X
S.E. Leftwich........................            X                              X
Jerry H. McClellan...................            X
Ben F. Mynatt........................            X                              X
Phil W. Widenhouse...................                            CH             X

        -----------------------

        "CH" denotes Chairman of the Committee

     Corporate Governance Committee. The Corporate Governance Committee, composed of outside Directors, considers and recommends nominees for membership on the Board of Directors and may consider written nominations of candidates for election to the Board of Directors properly submitted by our shareholders to the Secretary of the Company. The Corporate Governance Committee also

          - arranges educational programs for Directors,

          - recommends processes for and oversees assessment of Board performance,

          - recommends the functions and duties of committees of the Board,

          - oversees and evaluates issues of corporate governance,

          - establishes and reviews procedures used in conducting the business of the Board, and

          - reviews and considers the Company's position and practices regarding significant issues of corporate public responsibility.

     This Committee met three times during 1999.

     Audit Committee. Our Audit Committee consists of outside Directors who are independent of management and the Company. The Audit Committee

          - oversees the Company's financial reporting process and management's responsibility for the financial reports and accounting and financial reporting practices,

          - recommends to the Board the appointment of our independent auditors,

          - oversees the adequacy of our system of internal controls, and

          - oversees management practices relating to ethical considerations and business controls.

     These duties include reviewing our independent auditor's reports to our management. This Committee met twice during 1999.

     Compensation Committee. The Compensation Committee, composed of outside Directors, annually reviews and approves all executive officers' salaries, including base salaries, target bonus levels, annual bonuses and long-term incentive awards to be paid to executive officers. It also establishes overall management compensation strategy and oversees our various compensation and benefit plans. The Compensation Committee also nominates qualified persons to be executive officers of the Company. This Committee met twice during 1999.

                      MANAGEMENT OWNERSHIP OF COMMON STOCK

     The following table shows, as of January 15, 2000, the number of shares of Common Stock and the percent of outstanding Common Stock beneficially owned by
(i) all current Directors and nominees for Director, (ii) each executive officer of the Company named in the Summary Compensation Table contained herein and
(iii) all Directors, nominees for Director and executive officers as a group. None of our Directors or executive officers owns any shares of our 4 1/2% Preferred Stock or 5% Preferred Stock.

                                                                COMMON STOCK BENEFICIALLY
                                                                        OWNED(1)
                                                              -----------------------------
NAME                                                           NUMBER      PERCENT OF CLASS
----                                                          ---------    ----------------
L.D. Coltrane, III..........................................    715,531(2)        7.6%
Michael R. Coltrane.........................................    353,636(3)        3.8
Phil W. Widenhouse..........................................     99,968(4)        1.1
Jerry H. McClellan..........................................     28,225(5)          *
Thomas A. Norman............................................     27,792(6)          *
Barry R. Rubens.............................................     33,418(7)          *
Ben F. Mynatt...............................................     13,249(8)          *
Catherine A. Duda...........................................      9,904(9)          *
Michael R. Nash.............................................      6,710             *
O. Charlie Chewning, Jr.....................................      5,590             *
John R. Boger, Jr...........................................      4,867(10)         *
Samuel E. Leftwich..........................................      2,769             *
William A. Coley............................................        649             *
All Directors and executive officers of the Company as a
  group (17 persons).......................................   1,325,694(11)      14.1%


---------------

   * Less than 1%.
 (1) Unless otherwise noted, the persons named in the table have sole voting and investment power over shares included in the table. The number of shares listed reflects the recapitalization where cash was paid in lieu of fractional shares.
 (2) See Note 3 under "PRINCIPAL SHAREHOLDERS."
 (3) The amount shown includes 157,753 shares held in trust for which Mr. Coltrane is a co-trustee with Phyllis C. Ausband, his sister, with whom he shares voting and investment power; 7,249 shares owned by his spouse and 31,786 shares represented by currently exercisable options. Does not include 179,498 shares held indirectly by a trust for which Mr. Coltrane is the trustee and a beneficiary, as described in Note 3 under "PRINCIPAL SHAREHOLDERS."
 (4) Includes 50,659 shares owned by spouse.
 (5) Includes 13,032 shares owned by spouse.
 (6) Includes 14,938 shares represented by currently exercisable options.
 (7) Includes 18,688 shares represented by currently exercisable options.
 (8) Includes 2,142 shares owned by spouse.
 (9) Includes 4,803 shares represented by currently exercisable options.
(10) Includes 1,108 shares owned by spouse.
(11) Includes an aggregate of 72,419 shares represented by currently exercisable options. Includes 484,931 shares held by First Charter National Bank, as to which L.D. Coltrane, III was a co-executor on January 15, 2000. Does not include the remaining 595,797 shares held by First Charter National Bank. L.D. Coltrane, III and Michael R. Coltrane are shareholders and Michael R. Coltrane is the Vice Chairman of First Charter Corporation, the parent corporation of First Charter National Bank.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table shows the compensation of the Chief Executive Officer and the four additional most highly compensated executive officers (other than the Chief Executive Officer) of the Company during 1999 (the "named executive officers"), for the past three years.

                                                          ANNUAL COMPENSATION                LONG TERM COMPENSATION AWARDS
                                                   ----------------------------------   ----------------------------------------
                                                                                        RESTRICTED    SECURITIES
                                                                         OTHER ANNUAL     STOCK       UNDERLYING     ALL OTHER
                 NAME AND                           SALARY     BONUS     COMPENSATION     AWARDS     OPTIONS/SARS   COMPENSATION
          PRINCIPAL POSITION(S)             YEAR    ($)(1)     ($)(2)        ($)          ($)(3)         (#)           ($)(4)
          ---------------------             ----   --------   --------   ------------   ----------   ------------   ------------
Michael R. Coltrane.......................  1999   $240,000   $418,279     $      0      $ 84,000       13,838        $22,903
  President and Chief                       1998    225,000    214,017            0        40,741        3,748         22,990
  Executive Officer                         1997    220,000    139,311            0       172,163       11,268         16,445

Barry R. Rubens...........................  1999   $177,000   $142,282     $      0      $226,220        5,555        $15,847
  Senior Vice President,                    1998    168,000     90,141            0        18,602        1,708         15,087
  Chief Financial Officer,                  1997    152,000     71,613            0        59,385        5,124         12,496
  Secretary and Treasurer

Thomas A. Norman..........................  1999   $174,256   $166,578(5)  $      0      $ 74,254       10,681        $25,065
  Senior Vice President                     1998    151,915    109,777            0        18,471        1,692         16,047
  and Assistant Secretary                   1997    125,000     87,214            0        66,447        5,088         11,519

Catherine A. Duda.........................  1999   $151,000   $121,397     $      0      $ 29,120        4,795        $ 8,082
  Senior Vice President                     1998    137,672     77,777            0         7,074          656         10,019
  and Assistant Secretary                   1997    120,000     67,560            0        25,038        1,972          6,285

Michael R. Nash(6)........................  1999   $165,167   $ 77,576     $      0      $192,500            0        $10,184
  Senior Vice President,                    1998
  Chief Operating Officer                   1997
  and Assistant Secretary

---------------

(1) Amounts shown include cash and non-cash compensation received by the executive officer.
(2) The bonus is based on goals reviewed and approved by the Board of Directors. See "Report of the Compensation Committee on Executive
    Compensation -- Bonuses." Amounts shown were earned in the year indicated, but paid in the first quarter of the following year.
(3) Represents the value of shares of restricted stock under the Corporation's 1995 Restricted Stock Award Program. A total of 24,218 shares of Common Stock with a weighted average fair market value of $39.42 per share were granted in 1999 to key employees who achieved certain performance goals. The shares are subject to certain transferability restrictions for specific periods of one to five years. Recipients are entitled to receive any cash dividends made with respect to the shares of restricted stock prior to the end of this restricted period. The number and value of the aggregate restricted stock holdings of the named executive officers as of December 31, 1999 were as follows: Michael R. Coltrane -- 14,220 shares ($796,320); Barry
    R. Rubens -- 11,035 shares ($617,960); Thomas A. Norman -- 8,637 shares ($483,672); Catherine A. Duda -- 2,920 shares ($163,520); and Michael R. Nash -- 6,600 shares ($369,600).
(4) Amounts represent matching contributions to our Employee Savings Plan, contributions by the Company with respect to term life insurance, supplemental disability insurance and dividends on restricted stock.
(5) Does not include a bonus to be paid to Mr. Norman under his employment agreement in connection with the 1999 operations of Maxcom, which amount has not yet been determined. See "Executive Compensation -- Management Agreements; Norman Employment Agreement."
(6) Mr. Nash became an employee of the Company on December 28, 1998.

STOCK BENEFIT PLANS

     We have in effect the Comprehensive Stock Option Plan (the "Comprehensive Plan") pursuant to which we may grant stock options to certain key employees. No options were granted to named executive officers in 1999 under the Comprehensive Plan.

     We also have in effect the 1989 Executive Stock Option Plan (the "1989 Plan"). No options were granted to named executive officers in 1999 under the 1989 Plan and, pursuant to its terms, no additional options may be granted in the future.

     In addition, we have the CT Communications, Inc. Omnibus Stock Compensation Plan (the "Omnibus Plan"). During 1999, options to purchase an aggregate of 54,323 shares of Common Stock were granted under the Omnibus Plan, of which options to purchase an aggregate of 34,869 shares of Common Stock were granted to named executive officers. No options were exercised by named officers in 1999 under the Omnibus Plan.

     The following table sets forth information regarding options granted to the executive officers named in the Summary Compensation Table during 1999. No free-standing stock appreciation rights ("SARs") were granted to executive officers during 1999.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS(1)
                       ---------------------------------------------------------------------    POTENTIAL REALIZABLE VALUE
                        NUMBER OF       PERCENT OF                     MARKET                     AT ASSUMED ANNUAL RATES
                        SECURITIES    TOTAL OPTIONS/                  PRICE ON                  OF STOCK PRICE APPRECIATION
                        UNDERLYING     SARS GRANTED    EXERCISE OR      GRANT                         FOR OPTION TERM
                       OPTIONS/SARS    TO EMPLOYEES     BASE PRICE      DATE      EXPIRATION   -----------------------------
NAME                   GRANTED (#)    IN FISCAL YEAR      ($/SH)         ($)         DATE       0%($)     5%($)      10%($)
----                   ------------   --------------   ------------   ---------   ----------   -------   --------   --------
Michael R. Coltrane..     13,838           25.5           40.00        40.00       2/21/09        0      348,106    882,168
Barry R. Rubens......      5,555           10.2           40.00        40.00       2/21/09        0      139,740    354,130
Thomas A. Norman.....      5,098            9.4           40.00        40.00       2/21/09        0      128,244    324,996
                           5,583           10.3           42.50        42.50       8/19/09        0      149,222    378,159
Catherine A. Duda....      4,795            8.8           40.00        40.00       2/21/09        0      120,622    305,680
Michael R. Nash......          0              0               0            0                      0            0          0

---------------

(1) All options granted in 2000 vest at the rate of 25% per year over four years, based on the date of grant. Such options have an exercise price equal to 100% of fair market value of such shares on the date of grant.

     The following table provides a summary of the stock option exercises during 1999 by the named executive officers and the value of these executive officer's unexercised stock options held at fiscal year end.

                    AGGREGATED OPTION/SAR EXERCISES IN LAST
               FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                            NUMBER OF SECURITIES
                                    SHARES                 UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN-
                                   ACQUIRED                OPTIONS/SARS AT FISCAL        THE-MONEY OPTIONS/SARS
                                      ON       VALUE             YEAR-END(#)              AT FISCAL YEAR-END($)
                                   EXERCISE   REALIZED   ---------------------------   ---------------------------
NAME                                 (#)        ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                               --------   --------   -----------   -------------   -----------   -------------
Michael R. Coltrane(1)...........   1,368      31,505      24,570         22,284         924,031        502,315
Barry R. Rubens(1)...............     448      11,845      15,590          9,397         604,129        216,649
Thomas A. Norman(2)..............   3,600     122,400      11,968         14,493         450,565        283,740
Catherine A. Duda................       0           0       2,948          6,275         110,106        125,955
Michael R. Nash..................       0           0           0              0               0              0

---------------

(1) Exercised pursuant to 1989 Plan.
(2) Exercised pursuant to the Comprehensive Plan.

     We have in effect the 1995 Employee Stock Purchase Plan (the "1995 ESPP"), the 1997 Employee Stock Purchase Plan (the "1997 ESPP") and the 1999 Employee Stock Purchase Plan (the "1999 ESPP"). During 1999, we did not sell any additional shares of Common Stock to employees under the 1995 ESPP or

1997 ESPP. During 1999, we sold 17,735 shares at $42.50 per share and bonused an additional 1,766 shares to employees under the 1999 ESPP.

MANAGEMENT AGREEMENTS

     Change in Control Agreements. We have entered into Change in Control Agreements with Michael R. Coltrane, Barry R. Rubens, Thomas A. Norman, Catherine A. Duda and Michael R. Nash. These agreements provide for certain payments, additional medical benefits and other fringe benefits to such officers in the event their employment is terminated following a "change in control" of the Company, as defined in the agreements. The agreements also include covenants not to compete and not to disclose confidential information.

     Norman Employment Agreement. We have entered into an Employment Agreement with Thomas A. Norman, dated as of September 10, 1998 (the "Norman Agreement"). Pursuant to the Norman Agreement, we agreed to employ Mr. Norman as a Senior Vice President, President of CT Global Telecommunications ("CTGT") and (on an interim basis) as Chief Executive Officer of Maxcom. We currently own approximately 16% of the equity securities of Maxcom, and CTGT provides certain services under an operating agreement. For his services, Mr. Norman receives (i) an annual base salary of $132,000 (increased to $185,000 so long as he remains the Maxcom Chief Executive Officer), (ii) a foreign service premium of $2,000 per week for each calendar week that Mr. Norman works at least four full days in Mexico (reduced to $1,000 per week so long as Mr. Norman is the Maxcom Chief Executive Officer), (iii) a one-time $25,000 signing bonus, and (iv) a one-time $100,000 bonus at such time as CTGT may earn an equity incentive option under the Maxcom operating agreement (the "CTGT Options"). In lieu of participating in our long term incentive bonus program, Mr. Norman participates in the CTGT long term incentive bonus program, with performance measures based on the extent to which CTGT achieves the CTGT Options. Mr. Norman also is eligible to receive an annual bonus based on the performance of Maxcom, in lieu of participating in our annual bonus plan. Mr. Norman receives normal benefits under our various welfare benefit plans, except that he is reimbursed for 100% of his actual reasonable travel expenses on behalf of CTGT and living expenses incurred while in Mexico. The Norman Agreement expires on August 31, 2000, unless it is extended by mutual agreement or it is terminated (i) for cause, (ii) for death or disability of Mr. Norman, or (iii) upon 60-days prior notice by us, subject to our making certain payments to Mr. Norman. Mr. Norman's Change in Control Agreement remains in effect, subject to certain modifications related to the operation of Maxcom.

SERP

     Our Supplemental Executive Retirement Plan ("SERP") provides additional benefits for key executive employees, who include Michael R. Coltrane, Barry R. Rubens, Thomas A. Norman and Catherine A. Duda. The SERP is intended to provide an aggregate income replacement ratio of 60% after 20 years of service of such employee's pre-retirement average compensation when taking into account our pension benefit plan and Social Security.

PENSION PLAN

     We have a non-contributory pension plan, which applies to all employees, including executive officers, who have completed one year of service and attained age 21. The amount of annual benefit to be paid in monthly installments for life, based on service to normal retirement date and straight life annuity, is the sum of (i) 1.1% of average compensation multiplied by creditable service not in excess of 40 years, plus (ii) .65% of average compensation in excess of covered compensation multiplied by creditable service not in excess of 35 years. Covered compensation is determined from Internal Revenue Service tables published annually. Payments under the Pension Plan are not offset by Social Security. Contributions for executive officers to the Pension Plan fund are not included because they cannot be readily calculated by the regular actuary for the Pension Plan.

                              PENSION PLAN TABLE*

                                     ESTIMATED ANNUAL BENEFITS PAYABLE UPON RETIREMENT
                                         WITH YEARS OF CREDITABLE SERVICE INDICATED
                             ------------------------------------------------------------------
5-YEAR AVERAGE ANNUAL PAY      15         20          25          30          35          40
-------------------------    -------    -------    --------    --------    --------    --------
$ 50,000...................  $ 9,908    $13,210    $ 16,513    $ 19,815    $ 23,118    $ 25,868
  75,000...................   16,470     21,960      27,450      32,940      38,430      42,555
 100,000...................   23,033     30,710      38,388      46,065      53,743      59,243
 125,000...................   29,595     39,460      49,325      59,190      69,055      75,930
 150,000...................   36,158     48,210      60,263      72,315      84,368      92,618
 175,000...................   42,720     56,960      71,200      85,440      99,680     109,305
 200,000...................   49,283     65,710      82,138      98,565     114,993     125,993
 225,000...................   55,845     74,460      93,075     111,690     130,305     142,680
 250,000...................   62,408     83,210     104,013     124,815     145,618     159,368

---------------

* Assuming a normal retirement date of December 31, 1999.

     As of December 31, 1999, the credited years of service and compensation covered by the Pension Plan, for each named executive officer, were approximately as follows: Mr. Coltrane -- 11 years ($156,000), Mr. Rubens -- 7 years ($152,042), Mr. Norman -- 4 years ($140,809); Ms. Duda -- 4 years
($144,395); and Michael R. Nash -- 1 year ($160,000). Under the terms of the Pension Plan, Mr. Norman, Ms. Duda and Mr. Nash will not have any vested benefit until each of them attains 5 years of service with the Company.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee approves all executive officer compensation and submits it to the full Board of Directors for its information. Set forth below is a report of the Compensation Committee regarding executive compensation for 1999.

     Executive Compensation Policies and Program. Our executive compensation program is designed to:

          - Attract and retain qualified management,

          - Enhance short-term financial gains, and

          - Enhance long-term shareholder value and align interests with shareholders.

     The total compensation package for our executives includes cash and equity-based compensation. Annual compensation may consist of a base salary, an annual bonus, a long-term incentive bonus, grants of stock options and grants of restricted and unrestricted stock. Our policy is generally to provide base salary at approximately the 50th percentile paid to comparable executives, while focusing also on incentive compensation that is linked to our performance. We strive, however, to provide each executive officer with total annual cash compensation (base salary and bonus) in an amount that would be paid on the open market for a fully qualified officer of that position.

     Base Salaries. Generally, the Compensation Committee determines the level of base salary for the Chief Executive Officer ("CEO") and our other executive officers based on competitive norms derived primarily from reports of consultants that we retain for this purpose. Actual salary changes are based upon an evaluation of each individual's performance. In addition, with respect to each executive, including the CEO, the Compensation Committee considers the individual's performance, including that individual's total level of experience in the telecommunications industry, his record of performance and contribution to our success relative to his job responsibilities and his overall service to us. During 1999, the Compensation Committee maintained 1999 base salaries for our executive officers that were equal approximately to the 50th percentile paid to comparable executives, based on the information available to the Compensation Committee.

     Bonuses. An annual bonus has been a long-standing tradition of the Company. The annual bonus is paid each year based on goals reviewed and approved by the Board of Directors. These goals fall generally into two categories: financial and customer satisfaction. Financial goals include targets for revenue, operating income, share price, access line additions, trouble clearance time and major account retention, and comprise 45% of the annual bonus award. Customer satisfaction goals take into account the results of new customer satisfaction surveys and comprise 55% of the annual bonus award.

     The Company also pays a long-term incentive bonus each year based on three-year goals reviewed and approved by the Board of Directors. The goals, in declining order of weight, are share price performance; revenue; earnings before interest, taxes, depreciation and amortization; and earnings per share. Each goal is evaluated over the three-year period preceding the date that the bonus is paid. Bonus payments are made using a combination of cash, unrestricted stock, restricted stock (having a one-year vesting period) and nonqualified stock options.

     Equity Based Compensation. An executives' annual compensation also consists of stock options and restricted stock. This equity-based compensation is designed to be a long-term incentive for executives to enhance shareholder value. We maintain the 1989 Plan, the Comprehensive Plan, the Omnibus Plan, and the Restricted Stock Award Plan pursuant to which we may grant stock options (both incentive and nonqualified) and restricted stock awards to key employees. The Compensation Committee administers these plans in its sole discretion, including the determination of the individuals to whom options or awards will be granted, the terms on which those options or awards are granted and the number of shares subject thereto. In general, when determining the key employees to whom options or awards shall be granted, the Compensation Committee considers an executive's relative job responsibilities and abilities to impact the financial and operating performance of the Company, the aggregate value of options or awards granted in relation to base salary and the relative position of the executive with the Company. When the Compensation Committee granted options and awards in 1999, it considered several factors, including the maximum aggregate number of options and awards to be granted under these plans in 1999, the cumulative amount outstanding and the aggregate number of options and awards to be granted as a percentage of total shares outstanding.

     Other. In addition to the above forms of compensation, we also provide group term life insurance, group whole life insurance and short-term and long-term disability insurance. Executive officers generally participate in the non-contributory pension plan, as discussed above. They also receive a prerequisite package consisting of country club dues reimbursement, automobile allowance, tax preparation assistance and financial consulting.

     Compensation of Chief Executive Officer. The CEO's base salary is determined by the Compensation Committee after reviewing the salaries of top executives of comparable telecommunication companies, using the process previously described. The Committee targeted the total annual compensation for the CEO in 1999 to be approximately the median for comparable executives, based on information available to the Compensation Committee. The Committee targeted the CEO's base salary in 1999 for between the 35th to 40th percentile for comparable executives. The CEO also participates in the annual bonus and long-term incentive bonus plans described above. In addition, the CEO was awarded a discretionary bonus of $100,000 as a result of the successful recapitalization and secondary offering of the Company's stock during 1999.

     Submitted by the Compensation Committee of the Board of Directors:

                               John R. Boger, Jr.
                                 Ben F. Mynatt
                                 S.E. Leftwich
                               Phil W. Widenhouse

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     John R. Boger, Jr., S.E. Leftwich, Ben F. Mynatt and Phil W. Widenhouse served as members of the Compensation Committee during 1999. Mr. Widenhouse retired as Executive Vice President of the Company in 1992 and served in various capacities with the Company from 1949 to 1992.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company may from time to time have short-term loans outstanding with First Charter National Bank, Concord, North Carolina. L.D. Coltrane, III is a member of the Advisory Board and a shareholder and Michael R. Coltrane is a shareholder and Vice Chairman of its holding company, First Charter Corporation. As of December 31, 1999, the Company had no outstanding loans with First Charter National Bank. The Company also has an available line of credit totaling $5 million at First Charter National Bank. First Charter National Bank is the Trustee of the Corporation's Employee Stock Ownership Plan, the Employee Savings Plus Plan and the Employees Plan of The Concord Telephone Company. The Company paid First Charter National Bank aggregate fees of $226,412 for such services in 1999.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based upon our records, we believe that our Directors and officers have made all filings required by Section 16 of the Exchange Act on a timely basis for 1999.

                               PERFORMANCE GRAPH

     Set forth on the following page is a line graph comparing the cumulative total shareholder return on the Common Stock with (i) a peer group consisting of four regional telecommunications companies (the "RLEC Index"), (ii) the Standard & Poor's 500 Stock Index, a broad equity market index, and (iii) the Tel Index, a composite of nine telecommunications companies. Each line graph assumes the investment of $100 on December 31, 1993 and the reinvestment of dividends. The companies in the RLEC Index are Commonwealth Telephone Enterprises, Inc., CFW Communications, Inc., Hickory Tech Corp., and Conestoga Enterprises, Inc. The companies in the Tel Index are Alltel Corporation, Ameritech Corporation, Bell Atlantic Corporation, BellSouth Corporation, GTE Corporation, Nynex Corporation, Pacific Telesis Group, SBC Communications, Inc., and US West Inc.

     We added the RLEC Index to our Performance Graph this year. We believe that the constituent companies of the RLEC Index resemble us more closely than the Tel Index companies in size, and core businesses, services and products, market capitalization, and trading market. We expect to use the RLEC Index in lieu of the Tel Index in the future.

            COMPARISON OF THE RETURN OF THE COMPANY'S COMMON STOCK,
                  THE S&P 500, THE TEL INDEX AND AN RLEC INDEX

(PERFORMANCE CHART)

                                         CT COMMUNICATIONS,
                                                INC.                 S&P 500               RLEC INDEX             TEL INDEX
                                         ------------------          -------               ----------             ---------
12/31/94                                       100                     100                    100                    100
12/31/95                                       127                     134                    112                    138
12/31/96                                       202                     161                    106                    145
12/31/97                                       234                     211                    162                    210
12/31/98                                       265                     267                    186                    264
12/31/99                                       401                     319                    231                    290

                            ------------------------

                                     ITEM 2
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
                            ------------------------

     We have appointed KPMG LLP, independent public accountants, as our auditors for 2000 and recommend our shareholders ratify the appointment. KPMG LLP has acted in this capacity since 1988. We have been advised by KPMG LLP that neither the firm nor any of its members or associates has any direct financial interest or material indirect financial interest in the Company other than as its auditors. Although the selection and appointment of the independent auditors is not required to be submitted to a vote, we deem it advisable to obtain your ratification of this appointment. We understand that a representative from KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. WE RECOMMEND A VOTE FOR RATIFICATION OF THE APPOINTMENT OF THIS FIRM AS INDEPENDENT AUDITORS OF THE COMPANY FOR 2000. If you do not ratify the appointment of KPMG LLP, we will consider a change in auditors for the next fiscal year.

                             SHAREHOLDER PROPOSALS

     The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement for the 2001 Annual Meeting of Shareholders is November 28, 2000. Additionally, we must receive notice of any shareholder proposal to be submitted at the 2001 Annual Meeting of Shareholders (but not required to be included in our proxy statement) by February 9, 2000. A proposal received after such date will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) under the Exchange Act, and the persons named in the proxies solicited by us may exercise discretionary voting authority with respect to such proposal.

                  ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

     Our 1999 Annual Report to Shareholders and our Annual Report on Form 10-K for the year ended December 31, 1999, as filed with the Securities and Exchange Commission, excluding exhibits, accompany this Proxy Statement. COPIES OF THE EXHIBITS TO OUR ANNUAL REPORT ON FORM 10-K ARE AVAILABLE UPON WRITTEN REQUEST TO CT COMMUNICATIONS, INC., 68 CABARRUS AVENUE, EAST, CONCORD, NORTH CAROLINA 28025-0228, ATTENTION: BARRY R. RUBENS, CHIEF FINANCIAL OFFICER AND PAYMENT OF $25.00 TO COVER THE COSTS OF REPRODUCTION.

                                 OTHER BUSINESS

     We know of no other matter to come before the meeting. However, if any other matter requiring a vote of the shareholders should arise, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

                            . FOLD AND DETACH HERE .

COMMON STOCK
         This Proxy is Solicited on Behalf of the Board of Directors of
                            CT COMMUNICATIONS, INC.

                 ANNUAL MEETING OF SHAREHOLDERS, APRIL 20, 2000

    KNOW ALL MEN BY THESE PRESENT, that the undersigned shareholder of CT COMMUNICATIONS, INC., a North Carolina corporation (the "Company"), hereby constitutes and appoints L. D. Coltrane, III, Michael R. Coltrane and Barry R. Rubens, attorneys and proxies with full power of substitution, for and on behalf of the undersigned to act and vote as indicated below, according to the number of shares of the Company's Common Stock held of record by the undersigned on March 1, 2000, and as fully as the undersigned would be entitled to act and vote if personally present at the Annual Meeting of Shareholders to be held at the Company's Customer Care Facility, 2000 Progress Place, Concord, North Carolina, at 9:00 a.m., local time, April 20, 2000, and any adjournment or postponement thereof (the "Annual Meeting"), as follows:

(1) Election of directors.

[ ] FOR electing the three nominees listed below for terms expiring in 2003
[ ] WITHHOLD AUTHORITY to vote for election of all nominees listed below.

(Instruction: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, strike a line through the nominee's name in the list below.)

                              Michael R. Coltrane
                               Samuel E. Leftwich
                               Jerry H. McClellan

(2) Ratification of selection of KPMG LLP as independent public accountants for 2000.

   [ ] FOR                     [ ] AGAINST                       [ ] ABSTAIN

(3) In their discretion, the proxies are authorized to act and vote upon any other business which may properly be brought before said meeting or any adjournment or postponement thereof.

                            . FOLD AND DETACH HERE .

    The undersigned hereby ratifies and confirms all that said attorneys and proxies or any of them lawfully do or cause to be done by virtue hereof. A majority of said attorneys and proxies who shall be present and acting as such at the Annual Meeting or any adjournment or postponement thereof, or if only one such attorney and proxy be present and acting, then that one, shall have and may exercise all powers hereby conferred.
    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2.

                                             The undersigned hereby acknowledges
                                             receipt of the Notice of Annual
                                             Meeting of Shareholders, dated
                                             March 27, 2000, and the proxy
                                             materials furnished therewith.

                                             Dated this ___ day of _____, 2000.

                                             ____________________________(SEAL)

                                             ____________________________(SEAL)

                                             NOTE: Signature should agree with
                                             name on stock certificate as
                                             printed on this proxy card. When
                                             shares are held by joint tenants,
                                             both should sign. Executors,
                                             administrators, trustees and other
                                             fiduciaries, and persons signing on
                                             behalf of corporations or
                                             partnerships, should so indicate
                                             when signing.

                                             PLEASE MARK, DATE, SIGN AND RETURN
                                                            THIS
                                                 PROXY PROMPTLY. THANK YOU.